[LOGO]

SUSQUEHANNA
BANCSHARES, INC.

    P.O BOX 1000
26 North Cedar Street
Lititz, PA 17543-1000

NEWS

FOR ADDITIONAL INFORMATION CONTACT:
Alison van Harskamp, Vice President and Director of Communications Susquehanna Bancshares, Inc. (717) 625-6260, communications@susqbanc.com

Susquehanna Bancshares, Inc. Announces
Second Quarter Earnings, Grows Commercial
Loans 23%, Demand Deposits 27% Year over Year

FOR IMMEDIATE RELEASE:  LITITZ, PA, July 22, 2003:
Susquehanna Bancshares, Inc., (Susquehanna) (Nasdaq: SUSQ - news) today announced second quarter 2003 diluted earnings per share rose to $0.41, a 5% increase over diluted earnings per share of $0.39 in the second quarter of 2002. Earnings were in line with the company's forecast and one cent ahead of Thompson First Call consensus. Net income for the second quarter of 2003 was $16.3 million up from $15.6 million for the second quarter of 2002. Net income for the six-month period ending June 30, 2003, was up 6% over the comparable period in 2002.

                            Second Quarter Highlights

..    Deposits increased to $4 billion at June 30, 2003, or 10% over June 30,
     2002. Non-interest bearing demand deposits were up 27% year over year and 15% from December 31, 2002.

..    Commercial, financial and agricultural loans were up 23% year over year, and 16% from December 31, 2002. Bank originated loans increased 7% year over year. Loans and leases increased to $3.9 billion, or 4% over June 30, 2002.

"Our results demonstrate that we continue to gain momentum as we persistently execute our strategic initiatives for core growth in a very challenging economic and interest rate environment," said Susquehanna Chairman, President and CEO William J. Reuter. "Our officers are aggressively pursuing new business with focused sales calls, and our retail employees are increasing product sales to existing customers. In addition, by raising our quarterly cash dividend a full three months earlier than our traditional fourth quarter increase, we are providing our shareholders with the opportunity to realize more after-tax benefits this year as a result of the recently enacted tax rate reductions on dividends."

..    Non-interest income in the second quarter of 2003 was $25 million, increasing 11% over the second quarter of last year. Deposit, trust, asset management, insurance, and mortgage banking contributed 48% of non-interest income in the second quarter, while vehicle leasing contributed 34%. Non-interest income represented 35% of total revenue for the second quarter of 2003, compared to 32% for the second quarter of 2002.

..    Total assets at June 30, 2003, were $5.8 billion, an increase of 10% over
     $5.3 billion at June 30, 2002.

..    Asset quality at June 30, 2003, remained stable with total non-performing assets as a percentage of loans, leases and other real estate owned at 0.72% and second quarter net charge-offs as a percentage of average loans and leases at 0.22%, both within Susquehanna's historical five-year range.

..    On July 16, 2003, Susquehanna's board of directors raised the cash dividend three months earlier than the company's traditional fourth quarter increase, declaring a third quarter dividend of $0.22 per share on its common stock, payable August 20, 2003, to shareholders of record July 30, 2003. This represents a 10% increase over the dividend paid in the third quarter of 2002 and a 5% increase over the dividend paid in the second quarter of 2003.

During the second quarter of 2003, return on assets and return on equity finished at 1.15% and 12.14%, respectively, compared with 1.20% and 12.37% in the second quarter of 2002. Equity capital was $546 million at June 30, 2003, or $13.73 per share, compared to $517 million at June 30, 2002, or $13.11 per share.

The net interest margin for the second quarter of 2003 was 3.69%, down 19 basis points from the first quarter. The decline in margin resulted from average yields on earning assets decreasing further than the average cost of deposits as interest rates remain at the lowest level in decades.

Susquehanna reaffirmed its 2003 diluted EPS guidance of $1.62 - $1.68. The company expects third quarter diluted EPS to be in the range of $0.40 - $0.42.

                              Additional Highlights

During the second quarter, Susquehanna's subsidiary Farmers & Merchants Bank and Trust (Hagerstown, Md.) received preferred lender status from the U.S. Small Business Administration. F&M Bank is the third Susquehanna affiliate to receive the highest lending designation awarded by the SBA, joining Susquehanna Bank (Towson, Md.) and Farmers First Bank (Lititz, Pa.). In 2002, F&M Bank settled
11 SBA guaranteed loans totaling $2,115,000. Its 2002 results rank F&M Bank in the top ten of all SBA lenders in Maryland.

In June, Susquehanna announced it had been named a 2003 Dividend Achiever. The list of Dividend Achievers, compiled annually by Mergent Inc., a New York City-based provider of business and financial information, highlights public companies that have increased their regular cash dividends for at least 10 consecutive calendar years. Just 2.5 percent of all U.S. companies that pay dividends made the list, which will be published in the annual Mergent's Dividend Achiever, a popular reference tool for investors and investment professionals. This is Susquehanna's fourth consecutive year receiving this recognition.

Susquehanna will broadcast its second quarter results conference call over the Internet on July 23, 2003, at 11:00 AM Eastern time. The conference call will include management's discussion of second quarter results with analysts, and may also include forward-looking information. Investors will have the opportunity to listen to the conference call through a live broadcast on Susquehanna's Web site. The event may be accessed by selecting "Investor Relations" at the top of the home page and clicking the "Live Web cast" link. To listen to the live call, please go to the Web site at least fifteen minutes early to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

Susquehanna Bancshares, Inc. is a financial holding company with assets of $5.8 billion, operating in multiple states. It provides financial services through its subsidiaries at over 160 locations in the mid-Atlantic region. In addition to eight commercial banks, Susquehanna operates a trust and investment company, an asset management company, a property and casualty insurance brokerage company and a vehicle leasing company. Investor information may be requested on Susquehanna's Web site at www.susqbanc.com.

                                      # # #

This press release contains "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995, that are based on Susquehanna's current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties. Accordingly, actual results may differ materially. Susquehanna undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

                          Susquehanna Bancshares, Inc.
                                  P.O. Box 1000
                                Lititz, PA 17543

SUMMARY FINANCIAL INFORMATION
(Dollars in thousands, except per share)

                                                                                                          Six Months
                                                                                                          ----------
                                                               2Q03            2Q02                  2003            2002
                                                               ----            ----                  ----            ----
Balance Sheet (EOP)
Investments                                                 $1,248,011      $1,040,211            $1,248,011      $1,040,211
Loans and leases                                             3,898,938       3,737,178             3,898,938       3,737,178
Allowance for loan & lease losses (ALLL)                        40,329          39,148                40,329          39,148
Total assets                                                 5,789,330       5,277,257             5,789,330       5,277,257
Deposits                                                     3,978,476       3,630,965             3,978,476       3,630,965
Short-term borrowings                                          341,906         219,003               341,906         219,003
FHLB borrowings                                                598,160         565,121               598,160         565,121
Vehicle financing                                                4,958         106,403                 4,958         106,403
Long-term debt                                                 145,000         105,000               145,000         105,000
Shareholders' equity                                           545,869         517,131               545,869         517,131

Stated Book Value per Share                                      13.73           13.11                 13.73           13.11
Tangible Book Value per Share                                    12.23           11.60                 12.23           11.60

Average Balance Sheet
Investments                                                  1,245,332       1,012,606             1,194,891       1,011,812
Loans and leases                                             3,849,384       3,693,108             3,826,944       3,616,633
Total earning assets                                         5,166,863       4,758,557             5,087,997       4,702,104
Total assets                                                 5,679,792       5,210,101             5,600,424       5,158,966
Deposits                                                     3,905,651       3,566,536             3,873,066       3,532,294
Short-term borrowings                                          328,404         195,226               294,680         185,283
FHLB borrowings                                                591,902         600,568               570,396         588,971
Vehicle financing                                                8,017         126,500                13,867         142,156
Long-term debt                                                 145,000         105,000               151,381         105,000
Shareholders' equity                                           538,952         506,355               536,994         501,435

Income Statement
Net interest income                                             47,019          47,756                94,298          92,184
Loan & lease loss provision                                      2,175           2,434                 4,880           4,707
Non-interest income                                             24,922          22,414                50,415          46,825
Non-interest expense                                            46,460          45,100                93,236          90,187
Income before taxes                                             23,306          22,636                46,597          44,115
Income taxes                                                     6,992           7,017                14,212          13,676
Net income                                                      16,314          15,619                32,385          30,439
Basic earnings per share                                          0.41            0.40                  0.82            0.77
Diluted earnings per share                                        0.41            0.39                  0.81            0.77
Cash dividends paid per share                                     0.21            0.20                  0.42            0.40


Asset Quality
Net charge-offs  (NCO)                                      $    2,127      $    1,818            $    4,222      $    3,257
Nonaccrual loans & leases                                       20,078          16,828                20,078          16,828
Restructured loans                                               6,260               0                 6,260               0
OREO                                                             1,925           3,174                 1,925           3,174
Total nonperforming assets (NPA)                                28,263          20,002                28,263          20,002
Loans & leases 90 days past due                                  7,036           9,995                 7,036           9,995

                          Susquehanna Bancshares, Inc.
                                  P.O. Box 1000
                                Lititz, PA 17543

                                                                                  Six Months
                                                                                  ----------
                                               2Q03            2Q02          2003            2002
                                               ----            ----          ----            ----
RATIO ANALYSIS

Credit Quality
NCO / Ave. loans & leases                       0.22%           0.20%         0.22%           0.18%
NPA / loans & leases & OREO                     0.72%           0.53%         0.72%           0.53%
ALLL / Nonperforming loans & leases           153.12%         232.64%       153.12%         232.64%
ALLL / total loans & leases                     1.03%           1.05%         1.03%           1.05%

Capital Adequacy
Equity / assets                                 9.43%           9.80%         9.43%           9.80%
Long-term debt / equity                        26.56%          20.30%        26.56%          20.30%

Profitability
Return on average assets                        1.15%           1.20%         1.17%           1.19%
Return on average equity                       12.14%          12.37%        12.16%          12.24%
Net interest margin                             3.69%           4.08%         3.78%           4.01%

                          Susquehanna Bancshares, Inc.
                                  P.O. Box 1000
                                Lititz, PA 17543

CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                  June 30,      December 31,        June 30,
(Dollars in thousands)                                                                2003              2002            2002
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                         $  194,550        $  156,320      $  113,414
Short-term investments:
    Restricted                                                                      51,926            30,611          31,149
    Unrestricted                                                                    30,359            22,025          19,720
----------------------------------------------------------------------------------------------------------------------------
                      Total short-term investments                                  82,285            52,636          50,869
----------------------------------------------------------------------------------------------------------------------------
Investment securities available for sale, at fair value                          1,244,577         1,122,230       1,038,522
Investment securities held to maturity, at amortized cost
        (Fair values of $3,434, $4,177 and $1,689)                                   3,434             4,177           1,689
Loans and leases, net of unearned income                                         3,898,938         3,830,953       3,737,178
Less: Allowance for loan and lease losses                                           40,329            39,671          39,148
----------------------------------------------------------------------------------------------------------------------------
                      Net loans and leases                                       3,858,609         3,791,282       3,698,030
----------------------------------------------------------------------------------------------------------------------------
Premises and equipment (net)                                                        60,067            60,108          59,361
Accrued income receivable                                                           18,510            20,579          21,521
Bank-owned life insurance                                                          127,815           125,127         123,269
Goodwill                                                                            54,897            54,897          54,396
Intangible assets with finite lives                                                  4,685             4,998           5,294
Other assets                                                                       139,901           152,293         110,892
----------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                $5,789,330        $5,544,647      $5,277,257
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Deposits:
    Demand                                                                      $  691,200        $  601,272      $  545,375
    Interest-bearing demand                                                      1,187,906         1,137,875         976,486
    Savings                                                                        500,273           470,317         468,774
    Time                                                                         1,262,671         1,300,445       1,317,126
    Time of $100 or more                                                           336,426           321,406         323,204
----------------------------------------------------------------------------------------------------------------------------
                      Total deposits                                             3,978,476         3,831,315       3,630,965
----------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                                              341,906           266,724         219,003
FHLB borrowings                                                                    598,160           543,166         565,121
Vehicle financing                                                                    4,958            31,304         106,403
Long-term debt                                                                     145,000           180,000         105,000
Accrued interest, taxes, and expenses payable                                       32,217            40,314          51,474
Deferred taxes                                                                      99,012            95,478          50,662
Other liabilities                                                                   43,732            22,491          31,498
----------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                            5,243,461         5,010,792       4,760,126
----------------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock
    Authorized: 100,000,000 ($2.00 par value)
    Issued: 39,757,469 at June 30, 2003; 39,638,447 at
    December 31, 2002; and 39,433,663 at June 30, 2002                              79,515            79,277          78,867
Surplus                                                                             64,578            62,858          58,434
Retained earnings                                                                  390,972           375,244         360,204
Accumulated other comprehensive income,
    net of taxes of $5,860, $8,662, and $10,568, respectively                       10,804            16,476          19,626
----------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                     545,869           533,855         517,131
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity                                      $5,789,330        $5,544,647      $5,277,257
----------------------------------------------------------------------------------------------------------------------------

                          Susquehanna Bancshares, Inc.
                                  P.O. Box 1000
                                Lititz, PA 17543

CONSOLIDATED STATEMENTS OF INCOME
---------------------------------------------------------------------------------------------         -------------------------
                                                                       Three Months Ended                 Six Months Ended
                                                                             June 30,                          June 30,
---------------------------------------------------------------------------------------------         -------------------------
(Dollars in thousands, except per share)                               2003           2002              2003            2002
---------------------------------------------------------------------------------------------         -------------------------
INTEREST INCOME
Interest and fees on loans and leases                                  $60,942        $65,736          $122,835        $130,024
Interest on investment securities: taxable                              10,833         13,833            22,502          27,116
                                      tax-exempt                           372            618               835           1,322
Interest on short-term investments                                         198            263               362             700
---------------------------------------------------------------------------------------------         -------------------------
        Total interest income                                           72,345         80,450           146,534         159,162
---------------------------------------------------------------------------------------------         -------------------------

INTEREST EXPENSE
Interest on deposits:
     Interest-bearing demand                                             2,466          3,002             5,143           5,908
     Savings                                                               599          1,103             1,209           2,180
     Time                                                               13,133         16,386            27,098          34,152
Interest on short-term borrowings                                          872            797             1,569           1,472
Interest on FHLB borrowings                                              5,598          7,418            11,636          14,679
Interest on vehicle financing                                               58          1,988               199           4,594
Interest on long-term debt                                               2,600          2,000             5,382           3,993
---------------------------------------------------------------------------------------------         -------------------------
        Total interest expense                                          25,326         32,694            52,236          66,978
---------------------------------------------------------------------------------------------         -------------------------

Net interest income                                                     47,019         47,756            94,298          92,184
Provision for loan and lease losses                                      2,175          2,434             4,880           4,707
---------------------------------------------------------------------------------------------         -------------------------

Net interest income after provision for loan and lease losses           44,844         45,322            89,418          87,477
---------------------------------------------------------------------------------------------         -------------------------

NON-INTEREST INCOME
Service charges on deposit accounts                                      4,825          4,207             9,290           8,050
Vehicle origination and servicing fees                                   7,567          6,864            14,570          13,896
Merchant credit card fees                                                    0          2,740                 0           6,467
Asset management fees                                                    2,514          2,521             4,800           4,973
Income from fiduciary-related activities                                 1,427          1,247             2,949           2,498
Gain on sale of loans and leases                                         2,402            727             4,939           2,139
Income from bank-owned life insurance                                    1,433          1,630             3,075           3,348
Commissions on insurance sales                                           1,852              0             4,232               0
Other operating income                                                   2,808          2,474             6,376           5,309
Investment security gains/(losses)                                          94              4               184             145
---------------------------------------------------------------------------------------------         -------------------------
        Total non-interest income                                       24,922         22,414            50,415          46,825
---------------------------------------------------------------------------------------------         -------------------------

NON-INTEREST EXPENSE
Salaries and employee benefits                                          22,349         19,772            44,703          39,411
Net occupancy expense                                                    3,379          3,077             6,900           6,175
Furniture and equipment expense                                          2,269          2,144             4,469           4,219
Amortization of intangible assets                                          157            158               313             326
Vehicle residual value expense                                           1,657          1,605             3,075           3,270
Vehicle delivery and preparation expense                                 2,691          2,046             5,585           3,608
Merchant credit card servicing expense                                       0          2,603                 0           6,250
Other operating expenses                                                13,958         13,695            28,191          26,928
---------------------------------------------------------------------------------------------         -------------------------
        Total non-interest expense                                      46,460         45,100            93,236          90,187
---------------------------------------------------------------------------------------------         -------------------------

Income before income taxes                                              23,306         22,636            46,597          44,115
Provision for income taxes                                               6,992          7,017            14,212          13,676
---------------------------------------------------------------------------------------------         -------------------------

NET INCOME                                                             $16,314        $15,619          $ 32,385        $ 30,439
---------------------------------------------------------------------------------------------         -------------------------

Per share information:
     Basic earnings                                                    $  0.41        $  0.40          $   0.82        $   0.77
     Diluted earnings                                                  $  0.41        $  0.39          $   0.81        $   0.77
     Cash dividends                                                    $  0.21        $  0.20          $   0.42        $   0.40
Average shares outstanding:           Basic                             39,689         39,398            39,673          39,373
                                      Diluted                           39,952         39,721            39,927          39,688
---------------------------------------------------------------------------------------------         -------------------------

                          Susquehanna Bancshares, Inc.
                                 P.O. Box 1000
                                Lititz, PA 17543

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY

Interest rates and interest differential - taxable equivalent basis
--------------------------------------------------------------------------------------------------------------------------------
                                               For the Three Month Period Ended             For the Three Month Period Ended
                                                       June 30, 2003                                 June 30, 2002
----------------------------------------------------------------------------------      ----------------------------------------
                                            Average                                       Average
(Dollars in thousands)                      Balance      Interest         Rate (%)        Balance        Interest      Rate (%)
--------------------------------------------------------------------------------------------------------------------------------
Assets
Short - term investments                   $   72,147      $   198          1.10         $   52,843          $263         2.00
Investment securities:
      Taxable                               1,213,515       10,833          3.58            958,583        13,833         5.79
      Tax - advantaged                         31,817          572          7.21             54,023           952         7.07
--------------------------------------------------------------------------------------------------------------------------------

   Total investment securities              1,245,332       11,405          3.67          1,012,606        14,785         5.86
--------------------------------------------------------------------------------------------------------------------------------
Loans and leases, (net):
      Taxable                               3,794,545       60,311          6.38          3,645,093        65,110         7.16
      Tax - advantaged                         54,839          971          7.10             48,015           965         8.06
--------------------------------------------------------------------------------------------------------------------------------

   Total loans and leases                   3,849,384       61,282          6.39          3,693,108        66,075         7.18
--------------------------------------------------------------------------------------------------------------------------------

Total interest - earning assets             5,166,863      $72,885          5.66          4,758,557       $81,122         6.84
                                                         ---------       -------                         --------      -------
Allowance for loan and lease losses           (40,533)                                      (39,155)
Other non - earning assets                    553,462                                       490,699
-----------------------------------------------------                                   -----------

                  Total assets             $5,679,792                                    $5,210,101
-----------------------------------------------------                                   -----------

Liabilities
Deposits:
      Interest - bearing demand            $1,168,672      $ 2,466          0.85         $  938,783       $ 3,003         1.28
      Savings                                 497,769          599          0.48            467,067         1,103         0.95
      Time                                  1,608,768       13,133          3.27          1,619,017        16,386         4.06
Short - term borrowings                       328,404          872          1.07            195,226           796         1.64
FHLB borrowings                               591,902        5,598          3.79            600,568         7,419         4.95
Vehicle financing                               8,017           58          2.90            126,500         1,987         6.30
Long - term debt                              145,000        2,600          7.19            105,000         2,000         7.64
-------------------------------------------------------------------------------------------------------------------------------

Total interest - bearing liabilities        4,348,532      $25,326          2.34          4,052,161       $32,694         3.24
                                                         ---------       -------                         --------      -------
Demand deposits                               630,442                                       541,669
Other liabilities                             161,866                                       109,916
-----------------------------------------------------                                   -----------

               Total liabilities            5,140,840                                     4,703,746
-----------------------------------------------------                                   -----------

Equity                                        538,952                                       506,355
-----------------------------------------------------                                   -----------

Total liabilities & shareholders' equity   $5,679,792                                    $5,210,101
-----------------------------------------------------                                   -----------

Net interest income / yield on
      average earning assets                               $47,559          3.69                          $48,428         4.08
                                                         ---------       -------                         --------      -------

1. Average loan balances include non accrual loans.
2. Tax-exempt income has been adjusted to a tax-equivalent basis using a marginal tax rate of 35%.
3. For presentation in this table, average balances and the corresponding average rates for investment securities are based upon historical cost, adjusted for amortization of premiums and accretion of discounts.

                          Susquehanna Bancshares, Inc.
                                 P.O. Box 1000
                                Lititz, PA 17543

Interest rates and interest differential - taxable equivalent basis
-----------------------------------------------------------------------------------------------------------------------------------
                                                    For the Six Month Period Ended             For the Six Month Period Ended
                                                            June 30, 2003                              June 30, 2003
------------------------------------------------------------------------------------    -------------------------------------------
                                               Average                                    Average
(Dollars in thousands)                         Balance       Interest       Rate (%)      Balance       Interest       Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Short - term investments                     $   66,162      $     362         1.10     $   73,659      $     700         1.92
Investment securities:
      Taxable                                 1,158,743         22,502         3.92        954,078         27,116         5.73
      Tax - advantaged                           36,148          1,284         7.16         57,734          2,034         7.10
-----------------------------------------------------------------------------------------------------------------------------------

   Total investment securities                1,194,891         23,786         4.01      1,011,812         29,150         5.81
-----------------------------------------------------------------------------------------------------------------------------------
Loans and leases, (net):
      Taxable                                 3,772,063        121,448         6.49      3,570,648        128,819         7.28
      Tax - advantaged                           54,881          2,134         7.84         45,985          1,854         8.13
-----------------------------------------------------------------------------------------------------------------------------------

   Total loans and leases                     3,826,944        123,582         6.51      3,616,633        130,673         7.29
-----------------------------------------------------------------------------------------------------------------------------------

Total interest - earning assets               5,087,997      $ 147,730         5.86      4,702,104      $ 160,523         6.88
                                                             ----------     --------                    ----------     ---------
Allowance for loan and lease losses             (40,286)                                   (38,701)
Other non - earning assets                      552,713                                    495,563
--------------------------------------------------------                                -----------

                  Total assets               $5,600,424                                 $5,158,966
--------------------------------------------------------                                -----------

Liabilities
Deposits:
      Interest - bearing demand              $1,162,802      $   5,143         0.89     $  928,939      $   5,909         1.28
      Savings                                   489,107          1,208         0.50        456,198          2,180         0.96
      Time                                    1,610,680         27,098         3.39      1,618,022         34,152         4.26
Short - term borrowings                         294,680          1,569         1.07        185,283          1,471         1.60
FHLB borrowings                                 570,396         11,636         4.11        588,971         14,680         5.03
Vehicle financing                                13,867            199         2.89        142,156          4,593         6.52
Long - term debt                                151,381          5,382         7.17        105,000          3,993         7.67
-----------------------------------------------------------------------------------------------------------------------------------

Total interest - bearing liabilities          4,292,913      $  52,235         2.45      4,024,569      $  66,978         3.36
                                                             ----------     --------                    ----------     --------
Demand deposits                                 610,477                                    529,135
Other liabilities                               160,040                                    103,827
--------------------------------------------------------                                -----------

               Total liabilities              5,063,430                                  4,657,531
--------------------------------------------------------                                -----------

Equity                                          536,994                                    501,435
--------------------------------------------------------                                -----------

Total liabilities & shareholders' equity     $5,600,424                                 $5,158,966
--------------------------------------------------------                                -----------

Net interest income / yield on
      average earning assets                                 $  95,495         3.78                     $  93,545         4.01
                                                             ----------     --------                    ----------     --------


1. Average loan balances include non accrual loans.
2. Tax-exempt income has been adjusted to a tax-equivalent basis using a marginal tax rate of 35%.
3. For presentation in this table, average balances and the corresponding average rates for investment securities are based upon historical cost, adjusted for amortization of premiums and accretion of discounts.

                          Susquehanna Bancshares, Inc.
                                  P.O. Box 1000
                                Lititz, PA 17543

LOANS AND LEASES

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Loans and leases, net of unearned income were as follows:
----------------------------------------------------------------------------------------------------------
                                                               June 30,     December 31,         June 30,
                                                                   2003             2002             2002
----------------------------------------------------------------------------------------------------------
Commercial, financial, and agricultural                      $  554,965       $  478,181       $  451,385
Real estate - construction                                      472,685          456,663          408,191
Real estate secured - residential                             1,231,315        1,246,939        1,178,213
Real estate secured - commercial                                987,194          988,633          941,168
Consumer                                                        335,925          343,537          339,317
Leases                                                          316,854          317,000          418,904
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          Total loans and leases                             $3,898,938       $3,830,953       $3,737,178
----------------------------------------------------------------------------------------------------------